EXHIBIT 4.1

PROMISSORY NOTE

FOR VALUE RECEIVED, ICC WORLDWIDE, INC. (the “Maker” or the “Company”), a Delaware corporation, having a mailing address at 3334 E. Coast Hwy #424 Corona del Mar, CA 92625, hereby promises to pay to the order of The Stealth Fund , LLLP, a Minnesota Limited Partnership, (“Payee”) at Payee’s office located at 1800 Second St, Ste 758, Sarasota, FL 34236 or at such other place as Payee shall hereafter designate in writing to Maker, the principal amount of $25,000. This Promissory Note (this “Note”) is issued to evidence Maker’s obligation to repay the loan made from time to time by the Payee to the Company for the Company’s operations.

1.      Tranches.  Maker acknowledges receipt of $25,000 on April 7, 2009.

2.  Maturity.  The outstanding principal and accrued interest under this Note shall be due and payable on April 30, 2011 (the “Maturity Date”).

3.  Payments of Interest.  Through January 1, 2010 interest on the outstanding principal amount of this Note shall accrue at the rate set forth in Paragraph 4.  All accrued interest on this Note shall be payable commencing January 1, 2010 and on the first day of each month thereafter until this Note is paid in full.

4.  Interest Rate.  The outstanding principal balance of this Note shall bear interest at a rate of 10% per annum based on a 365 day year.

5.  Pre-Payment Option: Maker may at any time and from time to time, prepay part or all of this Note without premium or penalty. All payments of this Note shall be first applied to interest and then to principal.

6.  Priority.  The payment of principal and interest under this Note shall have priority over the payment of any other note payable of Maker.

7.  Covenants.  Maker covenants and agrees that, so long as any indebtedness is outstanding hereunder, Maker shall timely file all forms required of a “Reporting Company”, under Section 13 of the Securities Exchange Act of 1934.

8.  Event of Default.  For purposes of this Note, an “Event of Default” shall have occurred hereunder if:

A.  Maker shall fail to pay within 10 days after such payment is due any payment of principal, interest, fees, costs, expenses or any other sum payable to Payee hereunder or otherwise;

B.  Maker shall default in the performance of any other agreement or covenant contained herein (other than as provided in subparagraph 8A above), and such default shall continue uncured for twenty (20) days after notice thereof to Maker given by Payee, or if Maker shall default in the performance of any of its material obligations under any other agreement or instrument under which Maker is obligated to make payments to a third party in excess of $10,000.;

C.  Maker: becomes insolvent, files for voluntary bankruptcy or the filing of an involuntary bankruptcy petition against the Maker which is not discharged or stayed within 60 days or generally fails to pay its debts as such debts become due.

9.  Consequences of Default.  Upon the occurrence of an Event of Default and at any time thereafter, the entire unpaid principal balance of this Note, together with interest accrued thereon and with all other sums due or owed by Maker hereunder, shall become immediately due and payable.  In addition, the principal balance and all past-due interest shall thereafter bear interest at the rate of 18% per annum until paid.

10.  Remedies.  The remedies of Payee provided herein or otherwise available to Payee at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively and together at the sole discretion of Payee, and may be exercised as often as occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

11.  Notice.  All notices required to be given to any of the parties hereunder shall be in writing and shall he deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

If to the Maker:	ICC WORLDWIDE, INC.
3334 E. Coast Hwy #424
Corona del Mar, CA 92625

If to the Payee:	The Stealth Fund, LLLP
1800 Second St, Ste 758
Sarasota, FL 34236

Such notice shall be deemed to be given when received if delivered personally or five (5) business days after the date mailed.  Any notice mailed shall be sent by certified or registered mail.  Any notice of any change in such address shall also be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

12.  Severability.  In the event that any provision of this Note is held to be invalid, illegal or unenforceable in any respect or to any extent, such provision shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible.  Any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13.  Successors and Assigns. This Note inures to the benefit of the Payee and binds the Maker, and its respective successors and assigns, and the words “Payee” and “Maker” whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

14.  Entire Agreement.  This Note embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether express or implied, oral and written.

15.  Modification of Agreement.  This Note may not be modified, altered or amended, except by an agreement in writing signed by both the Maker and the Payee.

16.  Governing Law.  This instrument shall be construed according to and governed by the laws of the State of Florida.

17.  Arbitration. Any disputes concerning this agreement or attempts to enforce this agreement or any of its provisions shall be governed by the laws of the state of Florida, and shall be decided by mandatory Binding Arbitration in the state of Florida, through the American Arbitration Association, before one arbitration board or arbitration judge, pursuant to the American Arbitration Association's rules for Arbitration.  Any such arbitration decision by the arbitration board or arbitration judge shall be final in every respect, and may not be appealed in any court or in any subsequent arbitration proceeding.

IN WITNESS WHEREOF, Maker has duly executed this Note on April 24, 2009.

ICC WORLDWIDE, INC.

/s/ Richard K Lauer
Richard K. Lauer
President & CEO

PROMISSORY NOTE

FOR VALUE RECEIVED, ICC WORLDWIDE, INC. (the “Maker” or the “Company”), a Delaware corporation, having a mailing address at 3334 E. Coast Hwy #424 Corona del Mar, CA 92625, hereby promises to pay to the order of The Stealth Fund , LLLP, a Minnesota Limited Partnership, (“Payee”) at Payee’s office located at 1800 Second St, Ste 758, Sarasota, FL 34236 or at such other place as Payee shall hereafter designate in writing to Maker, the principal amount of $100,000. This Promissory Note (this “Note”) is issued to evidence Maker’s obligation to repay the loan made from time to time by the Payee to the Company for the Company’s operations.

2.      Tranches.  Maker acknowledges receipt of $100,000 on April 16, 2009.

2.  Maturity.  The outstanding principal and accrued interest under this Note shall be due and payable on April 30, 2012 (the “Maturity Date”).

3.  Payments of Interest.  Through January 1, 2010 interest on the outstanding principal amount of this Note shall accrue at the rate set forth in Paragraph 4.  All accrued interest on this Note shall be payable commencing January 1, 2010 and on the first day of each month thereafter until this Note is paid in full.

4.  Interest Rate.  The outstanding principal balance of this Note shall bear interest at a rate of 10% per annum based on a 365 day year.

5.  Pre-Payment Option: Maker may at any time and from time to time, prepay part or all of this Note without premium or penalty. All payments of this Note shall be first applied to interest and then to principal.

6.  Priority.  The payment of principal and interest under this Note shall have priority over the payment of any other note payable of Maker.

7.  Covenants.  Maker covenants and agrees that, so long as any indebtedness is outstanding hereunder, Maker shall timely file all forms required of a “Reporting Company”, under Section 13 of the Securities Exchange Act of 1934.

8.  Event of Default.  For purposes of this Note, an “Event of Default” shall have occurred hereunder if:

A.  Maker shall fail to pay within 10 days after such payment is due any payment of principal, interest, fees, costs, expenses or any other sum payable to Payee hereunder or otherwise;

B.  Maker shall default in the performance of any other agreement or covenant contained herein (other than as provided in subparagraph 8A above), and such default shall continue uncured for twenty (20) days after notice thereof to Maker given by Payee, or if Maker shall default in the performance of any of its material obligations under any other agreement or instrument under which Maker is obligated to make payments to a third party in excess of $10,000.;

C.  Maker: becomes insolvent, files for voluntary bankruptcy or the filing of an involuntary bankruptcy petition against the Maker which is not discharged or stayed within 60 days or generally fails to pay its debts as such debts become due.

9.  Consequences of Default.  Upon the occurrence of an Event of Default and at any time thereafter, the entire unpaid principal balance of this Note, together with interest accrued thereon and with all other sums due or owed by Maker hereunder, shall become immediately due and payable.  In addition, the principal balance and all past-due interest shall thereafter bear interest at the rate of 18% per annum until paid.

10.  Remedies.  The remedies of Payee provided herein or otherwise available to Payee at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively and together at the sole discretion of Payee, and may be exercised as often as occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

11.  Notice.  All notices required to be given to any of the parties hereunder shall be in writing and shall he deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

If to the Maker:	ICC WORLDWIDE, INC.
3334 E. Coast Hwy #424
Corona del Mar, CA 92625

If to the Payee:	The Stealth Fund, LLLP
1800 Second St, Ste 758
Sarasota, FL 34236

Such notice shall be deemed to be given when received if delivered personally or five (5) business days after the date mailed.  Any notice mailed shall be sent by certified or registered mail.  Any notice of any change in such address shall also be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

12.  Severability.  In the event that any provision of this Note is held to be invalid, illegal or unenforceable in any respect or to any extent, such provision shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible.  Any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13.  Successors and Assigns. This Note inures to the benefit of the Payee and binds the Maker, and its respective successors and assigns, and the words “Payee” and “Maker” whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

14.  Entire Agreement.  This Note embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether express or implied, oral and written.

15.  Modification of Agreement.  This Note may not be modified, altered or amended, except by an agreement in writing signed by both the Maker and the Payee.

16.  Governing Law.  This instrument shall be construed according to and governed by the laws of the State of Florida.

17.  Arbitration. Any disputes concerning this agreement or attempts to enforce this agreement or any of its provisions shall be governed by the laws of the state of Florida, and shall be decided by mandatory Binding Arbitration in the state of Florida, through the American Arbitration Association, before one arbitration board or arbitration judge, pursuant to the American Arbitration Association's rules for Arbitration.  Any such arbitration decision by the arbitration board or arbitration judge shall be final in every respect, and may not be appealed in any court or in any subsequent arbitration proceeding.
.
IN WITNESS WHEREOF, Maker has duly executed this Note on April 16, 2009.

ICC WORLDWIDE, INC.

/s/ Richard K Lauer
Richard K. Lauer
President & CEO

PROMISSORY NOTE

FOR VALUE RECEIVED, ICC WORLDWIDE, INC. (the “Maker” or the “Company”), a Delaware corporation, having a mailing address at 3334 E. Coast Hwy #424 Corona del Mar, CA 92625, hereby promises to pay to the order of The Stealth Fund , LLLP, a Minnesota Limited Partnership, (“Payee”) at Payee’s office located at 1800 Second St, Ste 758, Sarasota, FL 34236 or at such other place as Payee shall hereafter designate in writing to Maker, the principal amount of $40,000. This Promissory Note (this “Note”) is issued to evidence Maker’s obligation to repay the loan made from time to time by the Payee to the Company for the Company’s operations.

3. Tranches.  Maker acknowledges receipt of $40,000 on April 29, 2009.

2.  Maturity.  The outstanding principal and accrued interest under this Note shall be due and payable on April 30, 2012 (the “Maturity Date”).

3.  Payments of Interest.  Through January 1, 2010 interest on the outstanding principal amount of this Note shall accrue at the rate set forth in Paragraph 4.  All accrued interest on this Note shall be payable commencing January 1, 2010 and on the first day of each month thereafter until this Note is paid in full.

4.  Interest Rate.  The outstanding principal balance of this Note shall bear interest at a rate of 10% per annum based on a 365 day year.

5.  Pre-Payment Option: Maker may at any time and from time to time, prepay part or all of this Note without premium or penalty. All payments of this Note shall be first applied to interest and then to principal.

6.  Priority.  The payment of principal and interest under this Note shall have priority over the payment of any other note payable of Maker.

7.  Covenants.  Maker covenants and agrees that, so long as any indebtedness is outstanding hereunder, Maker shall timely file all forms required of a “Reporting Company”, under Section 13 of the Securities Exchange Act of 1934.

8.  Event of Default.  For purposes of this Note, an “Event of Default” shall have occurred hereunder if:

A.  Maker shall fail to pay within 10 days after such payment is due any payment of principal, interest, fees, costs, expenses or any other sum payable to Payee hereunder or otherwise;

B.  Maker shall default in the performance of any other agreement or covenant contained herein (other than as provided in subparagraph 8A above), and such default shall continue uncured for twenty (20) days after notice thereof to Maker given by Payee, or if Maker shall default in the performance of any of its material obligations under any other agreement or instrument under which Maker is obligated to make payments to a third party in excess of $10,000.;

C.  Maker: becomes insolvent, files for voluntary bankruptcy or the filing of an involuntary bankruptcy petition against the Maker which is not discharged or stayed within 60 days or generally fails to pay its debts as such debts become due.

9.  Consequences of Default.  Upon the occurrence of an Event of Default and at any time thereafter, the entire unpaid principal balance of this Note, together with interest accrued thereon and with all other sums due or owed by Maker hereunder, shall become immediately due and payable.  In addition, the principal balance and all past-due interest shall thereafter bear interest at the rate of 18% per annum until paid.

10.  Remedies.  The remedies of Payee provided herein or otherwise available to Payee at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively and together at the sole discretion of Payee, and may be exercised as often as occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

11.  Notice.  All notices required to be given to any of the parties hereunder shall be in writing and shall he deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

If to the Maker:	ICC WORLDWIDE, INC.
3334 E. Coast Hwy #424
Corona del Mar, CA 92625

If to the Payee:	The Stealth Fund, LLLP
1800 Second St, Ste 758
Sarasota, FL 34236

Such notice shall be deemed to be given when received if delivered personally or five (5) business days after the date mailed.  Any notice mailed shall be sent by certified or registered mail.  Any notice of any change in such address shall also be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

12.  Severability.  In the event that any provision of this Note is held to be invalid, illegal or unenforceable in any respect or to any extent, such provision shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible.  Any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13.  Successors and Assigns. This Note inures to the benefit of the Payee and binds the Maker, and its respective successors and assigns, and the words “Payee” and “Maker” whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

14.  Entire Agreement.  This Note embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether express or implied, oral and written.

15.  Modification of Agreement.  This Note may not be modified, altered or amended, except by an agreement in writing signed by both the Maker and the Payee.

16.  Governing Law.  This instrument shall be construed according to and governed by the laws of the State of Florida.

17.  Arbitration. Any disputes concerning this agreement or attempts to enforce this agreement or any of its provisions shall be governed by the laws of the state of Florida, and shall be decided by mandatory Binding Arbitration in the state of Florida, through the American Arbitration Association, before one arbitration board or arbitration judge, pursuant to the American Arbitration Association's rules for Arbitration.  Any such arbitration decision by the arbitration board or arbitration judge shall be final in every respect, and may not be appealed in any court or in any subsequent arbitration proceeding.
.
IN WITNESS WHEREOF, Maker has duly executed this Note on April 29, 2009.

ICC WORLDWIDE, INC.

/s/ Richard K Lauer
Richard K. Lauer
President & CEO

PROMISSORY NOTE

FOR VALUE RECEIVED, ICC WORLDWIDE, INC. (the “Maker” or the “Company”), a Delaware corporation, having a mailing address at 3334 E. Coast Hwy #424 Corona del Mar, CA 92625, hereby promises to pay to the order of The Stealth Fund , LLLP, a Minnesota Limited Partnership, (“Payee”) at Payee’s office located at 1800 Second St, Ste 758, Sarasota, FL 34236 or at such other place as Payee shall hereafter designate in writing to Maker, the principal amount of $300,000 or such lesser amount as may then constitute the unpaid aggregate principal amount of the loans made by Payee to Maker. This Promissory Note (this “Note”) is issued to evidence Maker’s obligation to repay loans made from time to time by the Payee to the Company for the Company’s operations.

4. Tranches.  Maker acknowledges receipt of the following advances under this note:

a.	$60,000 on May 11, 2009

b.	$40,000 on May 12, 2009, and

c.	$50,000 on May 15, 2009.

2.  Maturity.  The outstanding principal and accrued interest under this Note shall be due and payable on May 31, 2012 (the “Maturity Date”).

3.  Payments of Interest.  Through January 1, 2010 interest on the outstanding principal amount of this Note shall accrue at the rate set forth in Paragraph 4.  All accrued interest on this Note shall be payable commencing January 1, 2010 and on the first day of each month thereafter until this Note is paid in full.

4.  Interest Rate.  The outstanding principal balance of this Note shall bear interest at a rate of 10% per annum based on a 365 day year.

5.  Pre-Payment Option: Maker may at any time and from time to time, prepay part or all of this Note without premium or penalty. All payments of this Note shall be first applied to interest and then to principal.

6.  Priority.  The payment of principal and interest under this Note shall have priority over the payment of any other note payable of Maker.

7.  Covenants.  Maker covenants and agrees that, so long as any indebtedness is outstanding hereunder, Maker shall timely file all forms required of a “Reporting Company”, under Section 13 of the Securities Exchange Act of 1934.

8.  Event of Default.  For purposes of this Note, an “Event of Default” shall have occurred hereunder if:

A.  Maker shall fail to pay within 10 days after such payment is due any payment of principal, interest, fees, costs, expenses or any other sum payable to Payee hereunder or otherwise;

B.  Maker shall default in the performance of any other agreement or covenant contained herein (other than as provided in subparagraph 8A above), and such default shall continue uncured for twenty (20) days after notice thereof to Maker given by Payee, or if Maker shall default in the performance of any of its material obligations under any other agreement or instrument under which Maker is obligated to make payments to a third party in excess of $10,000.;

C.  Maker: becomes insolvent, files for voluntary bankruptcy or the filing of an involuntary bankruptcy petition against the Maker which is not discharged or stayed within 60 days or generally fails to pay its debts as such debts become due.

9.  Consequences of Default.  Upon the occurrence of an Event of Default and at any time thereafter, the entire unpaid principal balance of this Note, together with interest accrued thereon and with all other sums due or owed by Maker hereunder, shall become immediately due and payable.  In addition, the principal balance and all past-due interest shall thereafter bear interest at the rate of 18% per annum until paid.

10.  Remedies.  The remedies of Payee provided herein or otherwise available to Payee at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively and together at the sole discretion of Payee, and may be exercised as often as occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

11.  Notice.  All notices required to be given to any of the parties hereunder shall be in writing and shall he deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

If to the Maker:	ICC WORLDWIDE, INC.
3334 E. Coast Hwy #424
Corona del Mar, CA 92625

If to the Payee:	The Stealth Fund, LLLP
1800 Second St, Ste 758
Sarasota, FL 34236

Such notice shall be deemed to be given when received if delivered personally or five (5) business days after the date mailed.  Any notice mailed shall be sent by certified or registered mail.  Any notice of any change in such address shall also be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

12.  Severability.  In the event that any provision of this Note is held to be invalid, illegal or unenforceable in any respect or to any extent, such provision shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible.  Any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

13.  Successors and Assigns. This Note inures to the benefit of the Payee and binds the Maker, and its respective successors and assigns, and the words “Payee” and “Maker” whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

14.  Entire Agreement.  This Note embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether express or implied, oral and written.

15.  Modification of Agreement.  This Note may not be modified, altered or amended, except by an agreement in writing signed by both the Maker and the Payee.

16.  Governing Law.  This instrument shall be construed according to and governed by the laws of the State of Florida.

17.  Arbitration. Any disputes concerning this agreement or attempts to enforce this agreement or any of its provisions shall be governed by the laws of the state of Florida, and shall be decided by mandatory Binding Arbitration in the state of Florida, through the American Arbitration Association, before one arbitration board or arbitration judge, pursuant to the American Arbitration Association's rules for Arbitration.  Any such arbitration decision by the arbitration board or arbitration judge shall be final in every respect, and may not be appealed in any court or in any subsequent arbitration proceeding..

IN WITNESS WHEREOF, Maker has duly executed this Note on May 22, 2009.

ICC WORLDWIDE, INC.

/s/ Richard K Lauer
Richard K. Lauer
President & CEO